SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transactions applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

 LOGO

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for August 22, 2008 at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Russia and East European Fund, Inc. (the "Fund"). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                 NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Russia and East European Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 22, 2008 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposals:

        1.The election of four Directors of the Fund to hold office for the terms specified.

        2.To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 11, 2008


  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                         Page
-                                                                                                        ----

Information About Voting................................................................................
                                                                                                           1
   Who is asking for my vote?...........................................................................   1
   Who is eligible to vote?.............................................................................   1
   On what issues am I being asked to vote?.............................................................   1
   How do the Fund's Directors recommend that I vote?...................................................   1
   How do I ensure that my vote is accurately recorded?.................................................   1
   May I revoke my proxy?...............................................................................   1
   What if my shares are held in a brokerage account?...................................................   2

The Proposals...........................................................................................
                                                                                                           2
   Proposal 1: Election of Directors....................................................................   2
    Proposal 2: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.......................  13

Additional Information About the Fund...................................................................
                                                                                                          17
   Investment Manager...................................................................................  17
   Administrator........................................................................................  17
   Transfer Agent.......................................................................................  17
   Custodian............................................................................................  17
   Other Matters........................................................................................  17
   Principal Shareholders...............................................................................  18
   Contacting the Board of Directors....................................................................  18

Audit Committee.........................................................................................
                                                                                                          18

Further Information About Voting and the Meeting........................................................
                                                                                                          20
   Solicitation of Proxies..............................................................................  20
   Voting by Broker-Dealers.............................................................................  21
   Quorum...............................................................................................  21
   Method of Tabulation.................................................................................  21
   Adjournment..........................................................................................  21
   Shareholder Proposals................................................................................  22

EXHIBITS
Exhibit A--Nominating Committee Charter................................................................. A-1
Exhibit B--Form of Agreement and Plan of Reorganization between Templeton Russia and East European
  Fund, Inc. and Templeton Russia and East European Fund................................................ B-1
Exhibit C--Comparison of Governing Documents and State Law.............................................. C-1
Exhibit D--Audit Committee Charter...................................................................... D-1

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Russia and East European Fund, Inc. (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on June 20, 2008 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 11, 2008.

  On what issues am I being asked to vote?

   You are being asked to vote on two Proposals:

      1.To elect four nominees to the position of Director; and

      2.To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a newly created Delaware statutory trust.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote FOR the election of the four nominees and FOR the approval of the Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a newly created Delaware statutory trust.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees as Director and FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a newly created Delaware statutory trust.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

..  THE PROPOSALS

PROPOSAL 1:  ELECTION OF DIRECTORS

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers, and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

   The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended;
(e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Harris J. Ashton, Larry D. Thompson and Constantine
D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2011 Annual Meeting of Shareholders. Ann Torre Bates has been nominated for a one-year term, set to expire at the 2009 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board; however, Ann Torre Bates is standing for election by the shareholders of the Fund for the first time. An incumbent Interested Director recommended Ann Torre Bates for consideration by the Nominating Committee as nominee for Independent Director. All nominees are deemed to be Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds, Templeton(R) funds, and/or Mutual Series funds.

   The Interested Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 18.1% and 15.8%, respectively, of its outstanding shares as of March 31, 2008. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange LLC ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Gregory E. Johnson, Director of the Fund, are father and son. Rupert H. Johnson, Jr., Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for the nominees and Directors, are their names, year of birth and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Director.


Nominees for Independent Director to serve until 2011 Annual Meeting of Shareholders:

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                  Length of        Overseen
Name, Year of Birth and Address       Position    Time Served    by Director*    Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton (1932)               Director    Since 1994          143        Bar-S Foods (meat packing
  500 East Broward Blvd.                                                         company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------------
Larry D. Thompson (1945)              Director    Since 2005          143                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University
of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
--------------------------------------------------------------------------------------------------------------

                                                                  Number of
                                                                Portfolios in
                                                                  Franklin
                                                                  Templeton
                                                                 Investments
                                                                Fund Complex
                                                   Length of      Overseen
Name, Year of Birth and Address       Position    Time Served   by Director*       Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (1954)   Director     Since 1997        21                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------

Nominee for Independent Director to serve until 2009 Annual Meeting of Shareholders:

Ann Torre Bates (1958)                Director       Since           28       SLM Corporation (Sallie Mae)
  500 East Broward Blvd.                          January 2008                and Allied Capital Corporation
  Suite 2100                                                                  (financial services).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial
Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer,
US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2010 Annual Meeting of Shareholders:

Edith E. Holiday (1952)                 Lead        Director         143      Hess Corporation (exploration
  500 East Broward Blvd.             Independent   since 1996                 and refining of oil and gas), H.J.
  Suite 2100                          Director      and Lead                  Heinz Company (processed
  Fort Lauderdale, FL 33394-3091                  Independent                 foods and allied products), RTI
                                                    Director                  International Metals, Inc.
                                                   since 2007                 (manufacture and distribution of
                                                                              titanium), Canadian National
                                                                              Railway (railroad) and White
                                                                              Mountains Insurance Group,
                                                                              Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-
United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------

                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                 Length of      Overseen
Name, Year of Birth and Address     Position    Time Served   by Director*       Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Frank A. Olson (1932)               Director     Since 2003        143      Hess Corporation (exploration
  500 East Broward Blvd.                                                    and refining of oil and gas) and
  Suite 2100                                                                Sentient Jet (private jet service).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and
Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------
Robert E. Wade (1946)               Director     Since 2006        35       El Oro and Exploration Co.,
  500 East Broward Blvd.                                                    p.l.c. (investments) and ARC
  Suite 2100                                                                Wireless Solutions, Inc.
  Fort Lauderdale, FL 33394-3091                                            (wireless components and
                                                                            network products).

Principal Occupation During Past 5 Years:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------

Interested Director serving until 2010 Annual Meeting of Shareholders:

**Charles B. Johnson (1933)       Chairman of   Chairman of        143                     None
  One Franklin Parkway             the Board,    the Board
  San Mateo, CA 94403-1906        Director and   since 1995
                                      Vice      and Director
                                   President      and Vice
                                                 President
                                                 since 1994

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director,
Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------


Independent Directors serving until 2009 Annual Meeting of Shareholders:

                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                Length of        Overseen
Name, Year of Birth and Address     Position    Time Served    by Director*        Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Frank J. Crothers (1944)            Director    Since 1998          21         Fortis, Inc. (utility holding
  500 East Broward Blvd.                                                       company), Nuinsco Resources
  Suite 2100                                                                   Limited (mineral exploration),
  Fort Lauderdale, FL 33394-3091                                               Royal Fidelity Merchant Bank
                                                                               & Trust Limited (financial
                                                                               services), C.A. Bancorp Inc.
                                                                               (financial services), Victory
                                                                               Nickel Inc. (mineral
                                                                               exploration), ABACO Markets
                                                                               Limited (retail distributors) and
                                                                               Belize Electricity Limited
                                                                               (electric utility).

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.;
Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------
David W. Niemiec (1949)             Director    Since 2005          21         Emeritus Corporation (assisted
  500 East Broward Blvd.                                                       living) and OSI
  Suite 2100                                                                   Pharmaceuticals, Inc.
  Fort Lauderdale, FL 33394-3091                                               (pharmaceutical products).

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-
2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co.
Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------

Interested Director serving until 2009 Annual Meeting of Shareholders:

**Gregory E. Johnson (1961)         Director    Since 2006          94                       None
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

** Charles B. Johnson and Gregory E. Johnson are "interested persons" of the
   Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Charles B. Johnson is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Charles B. Johnson is the father of Gregory E. Johnson. The remaining Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of May 30, 2008.




Independent Directors:
                                                      Aggregate Dollar Range of Equity
                              Dollar Range of Equity  Securities in all Funds in the
                              Securities in the Fund        Franklin Templeton
Name of Director               (Number of Shares)*       Investments Fund Complex
-------------------------------------------------------------------------------------
Harris J. Ashton.............   $1--$10,000 (100)             Over $100,000
Ann Torre Bates..............          None                   Over $100,000
Frank J. Crothers............          None                   Over $100,000
Edith E. Holiday.............   $1--$10,000 (100)             Over $100,000
David W. Niemiec.............          None                   Over $100,000
Frank A. Olson...............          None                   Over $100,000
Larry D. Thompson............          None                   Over $100,000
Constantine D. Tseretopoulos.          None                   Over $100,000
Robert E. Wade...............          None                   Over $100,000


Interested Directors:


                                                      Aggregate Dollar Range of Equity
                              Dollar Range of Equity  Securities in all Funds in the
                              Securities in the Fund        Franklin Templeton
Name of Director               (Number of Shares)*       Investments Fund Complex
-------------------------------------------------------------------------------------
Charles B. Johnson........... Over $100,000 (50,000)          Over $100,000
Gregory E. Johnson...........          None                   Over $100,000

* To the knowledge of the Fund's management, as of May 30, 2008, no nominee or Director of the Fund, or officer of the Fund, owned 1% or more of the outstanding shares of the Fund. No officers of the Fund, other than Mr. Charles B. Johnson, owned shares of the Fund. As of such date, the Directors and officers of the Fund owned, as a group, less than 1% of the Fund's outstanding shares. In addition, Templeton Asset Management Ltd., the Fund's investment manager, owns directly 1,445 shares of the Fund, and Templeton Worldwide, Inc. ("TWI"), an affiliate of Templeton Asset Management Ltd., owns directly 9,597 shares of the Fund. Certain officers and Interested Directors of the Fund are also officers and/or directors of Templeton Asset Management Ltd. and/or TWI, and in such capacity may participate in the voting of such shares. However, such officers and Interested Directors disclaim beneficial ownership of any such shares of the Fund owned by Templeton Asset Management Ltd. and TWI.

How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all of the Fund's shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance, and more frequently as necessary. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers.

   The Fund's Independent Directors constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments complex for which each Independent Director currently is paid a $145,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund's lead Independent Director is paid an annual supplemental retainer of $15,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and such other investment companies receives an additional fee of $10,000 per year, a portion of which is allocated to the Fund. Members of a Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting. The foregoing fee arrangements went into effect after June 1, 2007, and the table below also reflects fees paid prior to such date under arrangements then in effect.

   During the fiscal year ended March 31, 2008, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at the annual shareholders' meeting. No Directors attended the Fund's last annual meeting held on August 24, 2007.

   Independent Directors are also reimbursed for expenses incurred in connection with Board meetings. The Interested Directors and certain officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Directors by the Fund individually and by all of the funds in Franklin Templeton Investments fund complex. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can bring their experience and talents to, and effectively oversee the management of, several funds.

                                                                                 Number of Boards within
                                  Aggregate        Total Compensation from          Franklin Templeton
                                Compensation          Franklin Templeton         Investments Fund Complex
Name of Director              from the Fund(1)   Investments Fund Complex(2)   on which Director Serves(3)
------------------------------------------------------------------------------------------------------------
Harris J. Ashton.............      $2,899                  $426,918                         42
Ann Torre Bates(4), (5)......         719                   155,500                         16
Frank J. Crothers............       2,843                   173,588                         14
Edith E. Holiday.............       2,840                   469,566                         42
David W. Niemiec.............       2,857                   173,588                         14
Frank A. Olson...............       2,857                   462,349                         42
Larry D. Thompson............       2,825                   386,461                         42
Constantine D. Tseretopoulos.       2,847                   171,588                         14
Robert E. Wade(5)............       2,825                   474,517                         18

--------
(1) Compensation received for the fiscal year ended March 31, 2008.
(2) Compensation received for the calendar year ended December 31, 2007.
(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 157 U.S. based funds or series.
(4) Ms. Bates was appointed to the Board effective January 1, 2008.
(5) Ms. Bates and Mr. Wade are also independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, year of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Year of Birth and Address                   Position                      Length of Time Served
------------------------------------------------------------------------------------------------------------------
      Charles B. Johnson                   Chairman of the Board,            Director and Vice President
                                                Director and                 since 1994 and Chairman of
                                               Vice President                   the Board since 1995
Please refer to the table "Interested Director serving until 2010 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------------------------------------------

Name, Year of Birth and Address                       Position                      Length of Time Served
---------------------------------------------------------------------------------------------------------------------
Mark Mobius (1936)                                  President and                  President since 1994 and
  17th Floor, The Chater House                Chief Executive Officer--            Chief Executive Officer--
  8 Connaught Road                              Investment Management               Investment Management
  Central Hong Kong                                                                       since 2002

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and formerly, President, International
Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
---------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (1940)                      Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin
Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 44 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)                        Senior Vice President and              Since February 2008
  500 East Broward Blvd.,                     Chief Executive Officer--
  Suite 2100                                 Finance and Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
---------------------------------------------------------------------------------------------------------------------
Laura F. Fergerson (1962)                    Chief Financial Officer and             Since February 2008
  One Franklin Parkway                        Chief Accounting Officer
  San Mateo, CA 94403-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin
Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments
(1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
---------------------------------------------------------------------------------------------------------------------

 Name, Year of Birth and Address                      Position                   Length of Time Served
 -----------------------------------------------------------------------------------------------------------------
 Jimmy D. Gambill (1947)                           Vice President                Since February 2008
   500 East Broward Blvd.,
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
 -----------------------------------------------------------------------------------------------------------------
 John R. Kay (1940)                                Vice President                    Since 1994
   500 East Broward Blvd.,
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and
 officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in
 Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
 -----------------------------------------------------------------------------------------------------------------
 Craig S. Tyle (1960)                            Vice President and                  Since 2005
   One Franklin Parkway                          Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and
 formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute
 (ICI) (1997-2004).
 ------------------------------------------------------------------------------------------------------------------
 David P. Goss (1947)                            Vice President and                  Since 2000
   One Franklin Parkway                          Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton
 Investments.
 -----------------------------------------------------------------------------------------------------------------
 Robert C. Rosselot (1960)                            Secretary                      Since 2004
   500 East Broward Blvd.,
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources,
 Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust
 Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments.
 -----------------------------------------------------------------------------------------------------------------

Name, Year of Birth and Address                    Position                  Length of Time Served
------------------------------------------------------------------------------------------------------------
Gregory R. Seward (1956)                          Treasurer                        Since 2004
  500 East Broward Blvd.,
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin
Templeton Investments; and formerly, Vice President, JPMorgan Chase (2000-2004) and American General
Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------
James M. Davis (1952)                      Chief Compliance Officer      Chief Compliance Officer since
  One Franklin Parkway                       and Vice President--          2004 and Vice President--
  San Mateo, CA 94403-1906                      AML Compliance             AML Compliance since 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------------------------------------


  . PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT
                 PROVIDES FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

   The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Delaware Plan"), substantially in the form attached to this proxy statement as Exhibit B, that would change the state and form of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware statutory trust. The proposed reorganization will be referred to throughout this proxy statement as the "DE Reorganization." To implement the DE Reorganization, the Directors have approved the Delaware Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware statutory trust named "Templeton Russia and East European Fund" (the "DE Fund").

What will the DE Reorganization mean for the Fund and its shareholders?

   If the DE Plan is approved by shareholders and the DE Reorganization is implemented, the DE Fund would have the same investment goals, policies and restrictions as the Fund. The Board, including any persons elected under Proposal 1, and officers of the DE Fund would be the same as those of the Fund, and would operate the DE Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the DE Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

Why are the Directors recommending approval of the Delaware Plan and the DE Reorganization?

   The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. The Delaware law also allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock). Such filings and any related fees are not required in Delaware.

   Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the Delaware Statutory Trust Act (the "Delaware Act"), which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

   Most of the Franklin Templeton funds are now, or are likely to become, Delaware statutory trusts. To the extent the boards and management of the Franklin Templeton funds, including the Board and management of the Fund, have to deal with the law of a single state, rather than the laws of multiple states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

   Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the DE Fund and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Fund's governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibit C to this proxy statement includes a more complete description of the differences between Maryland corporations and Delaware statutory trust and a comparison of certain provisions of the governing documents of the Fund and the DE Fund.

   Shares of the DE Fund and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Fund and the Fund provide for noncumulative voting in the election of their trustees/directors and provide for a classified board consisting of three classes of trustees/directors, with staggered terms. Like the Fund, the DE Fund intends to hold annual shareholder meetings. Special meetings of shareholders may be called at any time by the DE Fund Board, by the chairperson of the DE Fund Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Fund Board to be necessary or desirable.

   While shareholders of the DE Fund will have similar distribution and voting rights as they currently have as shareholders of the Fund, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution. In addition, the By-Laws that govern the operation of the DE Fund contain a provision which requires that notice be given to the DE Fund by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in Exhibit C and its operation is described under "Further Information About Voting and the Meeting--Shareholder Proposals" below.

   Under Maryland corporation law, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  What are the procedures and consequences of the DE Reorganization?

   Upon completion of the DE Reorganization, the DE Fund will continue the business of the Fund with the same investment goal, policies and investment restrictions as those of the Fund existing on the date of the DE Reorganization, and will hold the same portfolio of securities then held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Fund will adopt the Fund's notification of registration under the 1940 Act.

   The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the DE Reorganization, the Delaware Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue its own shares of the DE Fund to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount (based upon net asset value) of shares of the DE Fund as you held in the Fund on the date of the DE Reorganization. The net asset value of each share of the DE Fund will be the same as that of the Fund on the date of DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of the DE Reorganization, the Fund will be dissolved and cease its existence.

   No certificates representing shares of the DE Fund will be issued to shareholders of the Fund irrespective of whether such shareholders hold their shares in the Fund in certificated form. Upon completion of the DE Reorganization, each outstanding share certificate, that prior thereto had represented shares of the Fund, will be cancelled and will no longer evidence ownership thereof.

   The Directors may terminate the Delaware Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if they determine that proceeding with the DE Reorganization is inadvisable and not in the best interests of shareholders. If the DE Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the DE Reorganization, the Fund will continue to operate as a Maryland corporation. If the DE Reorganization is approved by shareholders, it is expected to be completed during 2008.

  What effect will the DE Reorganization have on the current investment management agreement?

   As a result of the DE Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Fund and the Investment Manager. The new investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund.

  What effect will the DE Reorganization have on the current shareholder servicing agreements?

   The DE Fund will enter into an agreement with Franklin Templeton Services, LLC for administration services that is substantially identical to the Fund Administration Agreement currently in place for the Fund. The Fund will assign to the DE Fund the Fund's (i) service and transfer agency agreements with BNY Mellon Shareowner Services (which provide for certain financial, administrative, transfer agency and fund accounting services) and (ii) custody agreement with JPMorgan Chase Bank, N.A.

  What is the effect of shareholder approval of the Delaware Plan?

   Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement for the DE Fund. Theoretically, if the Delaware Plan is approved and the Fund is reorganized as the DE Fund, the shareholders would need to vote on these two items in order to comply with the 1940 Act. In order to comply with these requirements and consistent with SEC guidance, shareholder approval of the Delaware Plan will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Directors of the Fund who are in office on the effective date of the DE Reorganization (including, if elected, any Board nominees set forth in this proxy statement) as Trustees of the DE Fund; and
(2) a new investment management agreement between the DE Fund and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.

   If the Delaware Plan is approved by Fund shareholders, then this initial shareholder approval for the DE Fund will be arranged by the Fund
(1) purchasing one share of the DE Fund; (2) as the sole shareholder voting FOR the election of Board members and the initial investment management agreement; and (3) then redeeming its share, all prior to the completion of the DE Reorganization. These actions will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Fund?

   The DE Fund was formed as a Delaware statutory trust on May 21, 2008 pursuant to Delaware law. The DE Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value.

   As of the effective date of the DE Reorganization, shares of the Fund and the DE Fund will: (1) have similar distribution rights; (2) be fully paid and non-assessable; (3) have no preemptive or subscription rights; (4) have similar voting and liquidation rights; and (5) have one vote per share and proportionate fractional vote for each fractional share. Neither the DE Fund nor the Fund provides for cumulative voting in the election of its Board members. The DE Fund also has the same fiscal year as the Fund.

  Who will bear the expenses of the DE Reorganization?

   Since the DE Reorganization will benefit the Fund and its shareholders, the Board had authorized that the expenses incurred in the DE Reorganization shall be paid by the Fund, whether or not the DE Reorganization is approved by shareholders.

  Are there any tax consequences for shareholders?

   The DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and the Fund, that under the Internal Revenue Code of 1986, as amended, the DE Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund, or their shareholders.

  What if I choose to sell my shares at any time?

   You may continue to trade your shares of the Fund on the NYSE until the close of trading on the business day before the effective date of the DE Reorganization. The shares of the DE Fund will be listed on the NYSE just as shares of the Fund historically have been listed. Consequently, upon the effectiveness of the DE Reorganization you may trade, on the NYSE, the shares of the DE Fund you receive in the DE Reorganization. The market value of your shares will not be affected by the DE Reorganization except to the extent that market forces affect the value of the shares, as currently occurs.

  What is the effect of my voting FOR the Delaware Plan?

   By voting FOR the Delaware Plan, you will be agreeing to become a shareholder of a closed-end fund organized as a Delaware statutory trust, with trustees, an investment management agreement, and other service arrangements that are substantially identical to those in place for the Fund.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

..  ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with an office at 7 Temasek Blvd., Suntee Tower One, #38-03, Singapore 03987. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is BNY Mellon Shareowner Services, P. O. Box 358015, Pittsburgh, PA 15252-8015.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, N.A., MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2008, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of June 20, 2008, the Fund had 5,497,179 shares outstanding and total net assets of $350,046,911.06. The Fund's shares are listed on NYSE (NYSE: TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 20, 2008, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of June 20, 2008, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..  AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing. The Audit Committee is comprised of Ms. Bates and Messrs. Niemiec (Chairman), Crothers and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the listing standards applicable to the Fund.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $70,087 for the fiscal year ended
March 31, 2008 and $90,221 for the fiscal year ended March 31, 2007.

   Audit-Related Fees. For the fiscal years ended March 31, 2008 and March 31, 2007, there were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For fiscal years ended March 31, 2008 and 2007, there were no fees paid to PwC for assurance and related services.

   Tax Fees. The aggregate fees paid for professional services rendered by PwC for tax compliance, tax advice and tax planning ("tax services") were $0 for the fiscal year ended March 31, 2008 and $4,350 for the fiscal year ended
March 31, 2007.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $0 for the fiscal year ended March 31, 2008 and $49,961 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended March 31, 2008 and $189 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such other services and not reported above were $0 for the fiscal year ended March 31, 2008 and $175,672 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $0 for the fiscal year ended March 31, 2008 and $230,172 for the fiscal year ended March 31, 2007. The aggregate non-audit fees include the amounts shown under Tax Fees and All Other Fees above for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit D to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2008 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          David W. Niemiec (Chairman)
                                          Ann Torre Bates
                                          Frank J. Crothers
                                          Constantine D. Tseretopoulos

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   D.F. King & Co., Inc. (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,750.00 to $11,163.00, including expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

   Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to be cast--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization, that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2007 annual meeting.

   Shareholder Proposals. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, will dictate the requirements relating to shareholder proposals for the 2009 Annual Meeting of Shareholders. This section describes those requirements.

   Submission of Shareholder Proposals to the DE Fund. If Proposal 2 is approved by shareholders, the Fund will be reorganized as the DE Fund, and the DE Fund's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The DE Fund anticipates that the 2009 Annual Meeting of Shareholders will be held on or about August 28, 2009. A shareholder who wishes to submit a proposal for consideration for inclusion in the DE Fund's proxy statement for the 2009 Annual Meeting of Shareholders must send such written proposal to the DE Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so that it is received no later than March 13, 2009 in order to be included in the DE Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the DE Fund who has not submitted a written proposal for inclusion in the DE Fund's proxy statement by March 13, 2009, as set forth above, may nonetheless present a proposal at the DE Fund's 2009 Annual Meeting of Shareholders if such shareholder notifies the DE Fund in writing, at the DE Fund's offices, of such proposal not earlier than March 31, 2009 and not later than April 30, 2009. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2009 Annual Meeting of Shareholders, the persons designated as proxies for the 2009 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the DE Fund at the DE Fund's offices by May 27, 2009. A shareholder proposal may be presented at the 2009 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the DE Fund's proxy statement or presented at the meeting.

   In addition to the requirements set forth above, a shareholder must comply with the following:

      1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the DE Fund.

      2. Each notice regarding nomination for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the

   DE Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Trustees of the DE Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the DE Fund.

      3. Each notice regarding a business proposal shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
   (ii) the name and address, as they appear on the DE Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the DE Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the DE Fund.

   Submission of Shareholder Proposals to the Fund. If Proposal 2 is not approved by shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2009 Annual Meeting of Shareholders will be held on or about August 28, 2009. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2009 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than March 13, 2009 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 13, 2009, as described above, may nonetheless present a proposal at the Fund's 2009 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by May 27, 2009. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2009 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   A shareholder proposal may be presented at the 2009 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   A shareholder proposal may be presented at the 2009 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 11, 2008

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I. The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in
   Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.Board Nominations and Functions.

    1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

    2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

    3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

    4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.Committee Nominations and Functions.

   The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.Other Powers and Responsibilities.

    1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

    2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

    3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

    4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

    5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                                                      EXHIBIT B

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION
           BETWEEN TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC. AND
                    TEMPLETON RUSSIA AND EAST EUROPEAN FUND

   This Agreement and Plan of Reorganization ("Agreement") is made as of this __ day of __________, 2008 by and between Templeton Russia and East European Fund, Inc., a Maryland corporation (the "Fund"), and Templeton Russia and East European Fund, a Delaware statutory trust (the "DE Fund") (the Fund and the DE Fund are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

   1. Plan of Reorganization.

      (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (the "Assets"). In consideration thereof, the DE Fund agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the DE Fund; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the DE Fund, equal in number to the number of full and fractional shares of common stock, $0.01 par value per share, of the Fund outstanding at the close of regular trading on the New York Stock Exchange LLC ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund shall distribute to the Fund's shareholders the shares of the DE Fund in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

      (b) In order to effect the delivery of shares described in
   Section 1(a)(ii) hereof, the DE Fund will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the DE Fund equal to the number of full and fractional shares of common stock such shareholder holds in the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Fund will be carried to the fourth decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of the shares of the DE Fund shall be deemed to be the same as the net asset value per share of the common stock of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the DE Fund. Simultaneously with the crediting of the shares of the DE Fund to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be deemed cancelled. Share certificates of the DE Fund shall not be issued.

      (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

      (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund.

   2. Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Fund in exchange for the assumption and payment, when due, by the DE Fund, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

   3. Conditions Precedent.

   The obligations of the Fund and the DE Fund to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) Such approvals from the NYSE as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (c) (i) an amendment of the Form N-8A Notification of Registration ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act; (ii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the DE Fund; (iii) a Technical Original Listing Application shall have been filed with the NYSE by the DE Fund; and (iv) the 8-A Registration Statement filed with the Commission relating to the DE Fund shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order proceeding or threatened proceeding or threatened proceeding which shall have been withdrawn or terminated);

      (d) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund or the shareholders of the Fund or the DE Fund;

      (e) The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Fund is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Fund and this Agreement is a legal, valid and binding agreement of the DE Fund in accordance with its terms; and (iii) the shares of the DE Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Fund;

      (f) The DE Fund shall have received the opinion of Stradley Ronon
   Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Fund, to the effect that: (i) the Fund is duly incorporated, legally existing, and in good standing under the laws of the State of Maryland; and
   (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement is a legal, valid and binding agreement of the Fund in accordance with its terms;

      (g) The shares of the DE Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Fund of the shares contemplated by this Agreement to be consummated;

      (h) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

      (i) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the DE Fund, to:

           (1)Elect as Trustees of the DE Fund the following individuals:
              Nominees to serve as Trustees until the 2011 Annual Meeting of Shareholders--Messrs. Harris J. Ashton, Larry D. Thompson and Constantine D. Tseretopoulos; Nominees to serve as Trustees until the 2010 Annual Meeting of Shareholders--Ms. Edith E. Holiday and Messrs. Frank A. Olson, Robert E. Wade and Charles B. Johnson; and Nominees to serve as Trustees until the 2009 Annual Meeting of Shareholders--Ms. Ann Torre Bates and Messrs. Frank J. Crothers, David W. Niemiec and Gregory E. Johnson; and

           (2)Approve an Investment Management Agreement between Templeton Asset Management Ltd. and the DE Fund which is substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between Templeton Asset Management Ltd. and the Fund; and

      (j) The Trustees of the DE Fund shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

           (1)Approval of the Investment Management Agreement described in paragraph (i)(2) of this Section 3 between Templeton Asset Management Ltd. and the DE Fund;

           (2)Approval of the assignment to the DE Fund of the Custody Agreement, dated June 15, 1995, as amended to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank, N.A.), and the Fund;

           (3)Selection of PricewaterhouseCoopers LLP as the DE Fund's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2009;

           (4)Approval of a Fund Administration Agreement between the DE Fund and Franklin Templeton Services, LLC;

           (5)Approval of the assignment to the DE Fund of the Service Agreement dated June 15, 1995, between Chemical Mellon Shareholder Services (now BNY Mellon Shareowner Services) and the Fund;

           (6)Approval of the assignment to the DE Fund of the Fund's Plan Agent Agreement with Mellon Securities Trust Company, as amended;

           (7)Authorization of the issuance by the DE Fund, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the DE Fund to the Fund in consideration for the payment of $1.00 for such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (i) of this
              Section 3;

           (8)Submission of the matters referred to in paragraph (i) of this
              Section 3 to the Fund as sole shareholder of the DE Fund; and

           (9)Authorization of the issuance and delivery by the DE Fund of shares of the DE Fund on the Effective Date of the Reorganization and the assumption by the DE Fund of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

   4. Dissolution of the Fund.

   Promptly following the consummation of the Closing, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

   5. Termination.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

   6. Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

   7. Further Assurances.

   The Fund and the DE Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

   8. Counterparts.

   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

   9. Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Fund and the DE Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          TEMPLETON RUSSIA AND
                                          EAST EUROPEAN FUND, INC. (a Maryland
                                            corporation)

Attest:

By:                                      By:
     ----------------------------------       ---------------------------------
     Name:                                    Name:
     Title:                                   Title:

                                          TEMPLETON RUSSIA AND
                                          EAST EUROPEAN FUND (a Delaware
                                            statutory trust)

Attest:

By:                                      By:
     ----------------------------------       ---------------------------------
     Name:                                    Name:
     Title:                                   Title:

                                                                      EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
       The Charter Documents of Templeton Russia and East European Fund
                                Under Such Law

                                     With

                  The Law Governing Maryland Corporations and
    The Charter Documents of Templeton Russia and East European Fund, Inc.
                                Under Such Law

                            Delaware Statutory Trust                            Maryland Corporation
                            ------------------------                            --------------------
Governing       A Delaware statutory trust (a "DST") is           A Maryland corporation is created by
Documents/      formed by executing a governing instrument        executing and filing articles of incorporation
Governing Body  and executing and filing a Certificate of Trust   with the Maryland State Department of
                with the Delaware Secretary of State              Assessments and Taxation ("MSDAT"). The
                ("Secretary of State"). No filing of the          Maryland law governing corporations is
                governing instruments (including the by-laws)     referred to in this analysis as "Maryland
                with the Secretary of State is required. The      Law."
                Delaware law governing a DST is referred to
                in this analysis as the "Delaware Act."

                A DST is an unincorporated association            A corporation is incorporated under Maryland
                organized under the Delaware Act whose            Law. A corporation's operations are governed
                operations are governed by its governing          by its charter and by-laws, and its business
                instrument (which may consist of one or more      and affairs are managed by or under the
                instruments). Its business and affairs are        direction of a board of directors (the "board of
                managed by or under the direction of a            directors" or collectively, the "directors").
                trustee, or more typically, a board of trustees
                (the "board of trustees" or collectively, the
                "trustees").

                If a DST is, becomes, or will become prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware provided that notice that the DST is or will become an investment company is set forth in the DST's certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

                             Delaware Statutory Trust                             Maryland Corporation
                             ------------------------                             --------------------
                The governing instrument for the DST,               Templeton Russia and East European Fund,
                Templeton Russia and East European Fund             Inc., a Maryland corporation, is referred to in
                (the "Trust"), is comprised of an agreement         this analysis as the "Corporation." The
                and declaration of trust ("Declaration") and        Corporation is governed by its Articles of
                by-laws ("By-Laws"). The Trust's governing          Incorporation, as amended and supplemented
                body is a board of trustees (the "Board" or         ("Charter"), and by-laws ("By-Laws"). The
                "Board of Trustees" or collectively, the            Corporation's governing body is a board of
                "Trustees").                                        directors (the "Board" or "Board of Directors"
                                                                    or collectively, the "Directors").

                                                                    The Board is divided into three classes, each
                The Board is divided into three classes, with       having a term of three years. At the annual
                the term of office of one class expiring each       meeting of stockholders, the term of one class
                year. At each annual meeting of Shareholders,       shall expire. Thus, at each annual election, the
                the successors to the class of Trustees whose       directors chosen to succeed those whose terms
                term then expires are elected to hold office for    are expiring shall be elected for a term
                a term expiring at the third succeeding annual      expiring at the time of the third succeeding
                meeting. Each Trustee holds office for his or       annual meeting of stockholders, or thereafter
                her applicable term or until such Trustee's         in each case when their respective successors
                earlier death, resignation, removal, retirement     are elected and qualified. The number of
                or inability otherwise to serve, or, if sooner      Directorships shall be apportioned among the
                than any of such events, until the next meeting     classes so as to maintain the classes as nearly
                of Shareholders called for the purpose of           equal as possible. (Sixth Art. See also BL Art.
                electing Trustees or consent of Shareholders in     III, Sec. 1.) The By-Laws do not expressly
                lieu thereof for the election of Trustees, and      address the death, resignation, retirement or
                until the election and qualification of his or her  inability otherwise to serve of a Director. As
                successor. (Art. IV, Sec. 1(c), (d)) Vacancies      permitted under Maryland Law, the By-Laws
                in any class of Trustees may be filled by not       provide that if there is a vacancy on the Board
                less than a majority vote of the Trustee(s) then    for any reason except an increase in the
                in office unless a special meeting of               number of Directors, the Directors then in
                Shareholders is called, in which case the           office may, by a majority vote, fill the
                vacancy will be filled by vote at the meeting.      vacancy.

Designation of  Under the Delaware Act, the ownership               Equity securities of a corporation are generally
Ownership       interests in a DST are denominated as               denominated as shares of stock. Record or
Shares or       "beneficial interests" and are held by              beneficial owners of shares of stock are
Interests       "beneficial owners." However, there is              stockholders. Generally, equity securities that
                flexibility as to how a governing instrument        have voting rights and are entitled to the
                refers to "beneficial interests" and "beneficial    residual assets of the corporation, after
                owners" and the governing instrument may            payment of liabilities, are referred to as
                identify "beneficial interests" and "beneficial     "common stock."
                owners" as "shares" and "shareholders,"
                respectively.

                          Delaware Statutory Trust                              Maryland Corporation
                          ------------------------                              --------------------
              In the Declaration, the Trust's beneficial         The Corporation's equity securities are shares
              interests, without par value, are designated as    of common stock, par value $0.01 per share,
              "Shares" and its beneficial owners are             and the owners of such stock are
              designated as "Shareholders." This analysis        "stockholders." (Fifth Art., Sec. (1)). Under
              will use the "Share" and "Shareholder"             Maryland Law and the Charter, the Corporation
              terminology. (Art. III, Sec. 1(a); Art. I, Sec.    is required to authorize for issuance a set
              4(q), (r)). Under the Delaware Act and the         number of shares of equity securities or
              Declaration, the Trust has an unlimited number     common stock of the Corporation. The
              of Shares authorized for issuance.                 Corporation may not authorize for issuance an
                                                                 unlimited number of shares.

Amendments    The Delaware Act provides broad flexibility as     Under Maryland Law, amendments to the
to Governing  to the manner of amending and/or restating the     charter must generally be approved by the
Documents     governing instrument of a DST. Amendments          board and by the affirmative vote of two-thirds
              to the Declaration that do not change the          of all votes entitled to be cast (unless the
              information in the DST's certificate of trust are  charter requires amendment by a higher or
              not required to be filed with the Secretary of     lesser proportion of the voting stock, but not
              State.                                             less than a majority of the shares outstanding).

              Declaration of Trust                               Charter
              The Declaration provides that amendments and/      The Charter provides that the Charter may be
              or restatements of the Declaration may             amended, altered, repealed, or added to upon
              generally be made at any time by the Board of      the vote of the holders of a majority of the
              Trustees by an instrument in writing signed by     shares outstanding and entitled to vote thereon,
              not less than a majority of the Board of           except that the amendment or repeal of
              Trustees and, to the extent required by the        provisions pertaining to fixing the number of
              Declaration, the 1940 Act, applicable law, or      Directors and the classification of the board, the
              the requirements of any securities exchange on     removal of directors, the personal liability of
              which shares are listed for trading, by approval   directors and officers of the Corporation,
              of such amendment by the Shareholders in           indemnification, the merger or consolidation of
              accordance with Article III and Article V          the Corporation, sale of all or substantially all
              thereof. Any such restatement and/or               of the assets of the Corporation, dissolution,
              amendment shall be effective immediately upon      liquidation or conversion (to an open-end fund)
              execution and, if applicable, Shareholder          of the Corporation, or amendments to the
              approval or upon such future date and time as      Charter require the affirmative vote of the
              may be stated therein. Amendments or a repeal      holders of at least two-thirds of all shares then
              of certain provisions, however, require approval   entitled to vote, unless such action was
              of the Board of Trustees, as set forth above, and  previously approved, adopted or authorized by
              the affirmative vote of holders of at least        the vote of two-thirds of the total number of
              two-thirds (66 2/3%) of the outstanding shares     directors fixed in accordance with the By-Laws.
              entitled to vote, unless such action has           (Thirteenth Art.)
              previously been approved by the affirmative
              vote of at least two-thirds (66 2/3%) of the
              Board of Trustees, in which case the
              shareholder vote set forth in Art. V,
              Sec. 2(b)(1) (the affirmative "vote of a majority

                           Delaware Statutory Trust                             Maryland Corporation
                           ------------------------                             --------------------
               of the outstanding voting securities," as defined
               in the 1940 Act, of the Trust entitled to vote at
               a meeting at which a quorum is present) shall
               be required. Such provisions include those
               pertaining to the number, classes, election,
               term, removal, resignation, quorum, powers,
               required vote and action by written consent of
               the Board of Trustees; shareholders' voting
               power, quorum, required vote, action by written
               consent and record dates; limitation of liability
               and indemnification of agents of the Trust;
               transactions such as the dissolution, merger,
               consolidation, conversion, sale of assets and
               reclassification of the Trust to an open-end
               company and amendments of the Declaration.
               (Art. IX, Sec. 1 and 2)

               By-Laws                                            By-Laws
               The Delaware Act provides that the governing       Under Maryland Law, after the organizational
               instruments of a DST may consist of one or         meeting, the power to adopt, alter or repeal the
               more instruments, but does not specifically        by-laws is vested in the stockholders, except to
               provide that one of the governing instruments      the extent that the charter or by-laws vest such
               shall be By-Laws or how they may be adopted,       power in the board.
               amended or repealed.


               The By-Laws may be amended, restated or            The By-Laws may be adopted, amended or
               repealed or new By-Laws may be adopted by          repealed by "vote of the holders of a majority
               the affirmative "vote of a majority of the         of the [Corporation's] stock" (as defined in the
               outstanding voting securities" (as defined in the  1940 Act); except, however, that the
               1940 Act). The By-Laws may also be amended,        amendment of provisions pertaining to the
               restated or repealed or new By-Laws may be         fixing of the number of directors and the
               adopted by the Board of Trustees. (BL Art.         classification of the board and the removal of
               VIII, Sec. 1, 2)                                   directors requires the affirmative vote of the
                                                                  holders of 75% of the Corporation's shares,
               Certificate of Trust                               unless such action had previously been
               Pursuant to the Declaration, amendments and/       approved by the affirmative vote of two-thirds
               or restatements of the Certificate of Trust shall  of the total number of directors fixed by the
               be made at any time by the Board of Trustees,      By-Laws in which case the affirmative vote of
               without approval of the shareholders, to correct   a majority of the outstanding shares is required.
               any inaccuracy contained therein. Any such         Directors may adopt, amend or repeal any
               amendments/restatements of the Certificate of      By-Law (not inconsistent with any By-Law
               Trust must be executed by at least one (1)         adopted, amended or repealed by stockholders)
               trustee and filed with the Secretary of State in   by majority vote of all of the Directors in
               order to become effective. (Art. IX, Sec. 1)       office, in accordance with applicable law. (BL
                                                                  Art. VIII, Sec. 1, 2)

                          Delaware Statutory Trust                              Maryland Corporation
                          ------------------------                              --------------------
Preemptive   Under the Delaware Act, a governing                 Under Maryland Law, a stockholder does not
Rights and   instrument may contain any provision relating       have preemptive rights unless the charter
Redemption   to the rights, duties and obligations of the        expressly grants such rights.
of Shares    shareholders. Unless otherwise provided in the
             governing instrument, a shareholder shall have
             no preemptive right to subscribe to any
             additional issue of shares or another interest in
             a DST.

             The Declaration provides that Shareholders          The Charter does not contain any provisions
             shall have no preemptive or other right to          regarding preemptive rights. The By-Laws state
             subscribe for new or additional Shares or other     that the corporation's stockholders do not have
             securities issued by the Trust. (Art. III,          preemptive rights. (BL Art. VII, Sec. 10)
             Sec. 1(e))

             The Trust has the right at its option and at any time, subject to the 1940 Act and other applicable law, to repurchase Shares of any Shareholder under certain circumstances at a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is in accordance with the terms of the Declaration, the By-Laws and other applicable law. (Art. VI, Sec. 2(b))

Dissolution  The Trust shall have perpetual existence unless     See Voting Rights, Meetings, Notice, Quorum,
and          dissolved: (i) upon approval of the Board of        Record Dates and Proxies--Stockholder Vote
Termination  Trustees, and the affirmative vote of the           for the Maryland Law as to the stockholder
Events       holders of at least 66 2/3% of the Shares entitled  vote required to dissolve voluntarily a
             to vote to approve such transaction unless such     corporation.
             action has been previously approved by the
             affirmative vote of at least two-thirds (66 2/3%)   Depending on the grounds for involuntary
             of the Board of Trustees, in which case the         dissolution, under Maryland Law (i)
             affirmative "vote of a majority of the              stockholders entitled to cast at least 25% of all
             outstanding voting securities," as defined in the   the votes entitled to be cast in the election of
             1940 Act, of the Trust entitled to vote at the      directors; (ii) any stockholder entitled to vote in
             meeting at which a quorum is present, shall be      the election of directors; or (iii) any
             required; (ii) upon the sale, conveyance and        stockholder or creditor of the corporation, may
             transfer of all or substantially all of the assets  petition a court of equity to dissolve the
             of the Trust to another entity; or (iii) upon the   corporation.
             occurrence of a dissolution or termination event
             pursuant to any provision of the Delaware Act.      The Charter provides that, notwithstanding any
             (Art. VIII, Sec. 2(a) and (b), Sec. 3(c))           other provision of the Charter, a favorable vote
                                                                 of the holders of at least two-thirds of the
                                                                 shares of the Corporation then entitled to be
                                                                 voted on the matter shall be required to
                                                                 approve, adopt or authorize a liquidation or
                                                                 dissolution of the Corporation, unless such

                          Delaware Statutory Trust                             Maryland Corporation
                          ------------------------                             --------------------
                                                                 action has previously been approved, adopted
                                                                 or authorized by the affirmative vote of
                                                                 two-thirds of the total number of Directors
                                                                 fixed in accordance with the Bylaws, in which
                                                                 case the affirmative vote of a majority of the
                                                                 outstanding shares of the Corporation, as
                                                                 defined in the 1940 Act, is required. (Twelfth
                                                                 Art.)

Liquidation  Under the Delaware Act, a DST that has              Under Maryland Law, a corporation that has
upon         dissolved shall first pay or make reasonable        voluntarily dissolved shall pay, satisfy and
Dissolution  provision to pay all known claims and               discharge the existing debts and obligations of
or           obligations, including those that are contingent,   the corporation, including necessary expenses
Termination  conditional and unmatured, and all known            of liquidation, before distributing the remaining
             claims and obligations for which the claimant       assets to the stockholders.
             is unknown. Any remaining assets shall be
             distributed to the shareholders or as otherwise
             provided in the governing instrument.

             The Declaration provides that any remaining assets of the dissolved Trust shall be distributed ratably to the Shareholders according to the number of outstanding Shares held of record by the several Shareholders on the record date for such dissolution distribution. (Art. VIII, Sec. 2)

Voting       Under the Delaware Act, the governing
Rights,      instrument may set forth any provision relating
Meetings,    to trustee and shareholder voting rights,
Notice,      including the withholding of such rights from
Quorum,      certain trustees or shareholders. If voting rights
Record       are granted, the governing instrument may
Dates and    contain any provision relating to meetings,
Proxies      notice requirements, written consents, record
             dates, quorum requirements, voting by proxy
             and any other matter pertaining to the exercise
             of voting rights. The governing instrument may
             also provide for the establishment of record
             dates for allocations and distributions by the
             DST.

             One Vote Per Share                                  One Vote Per Share
             The Declaration provides that each outstanding      Under Maryland Law, unless a corporation's
             Share is entitled to one vote and each              charter provides for a greater or lesser number
             outstanding fractional Share is entitled to a       of votes per share, or limits or denies voting
             fractional vote. (Art. V, Sec. 1)                   rights, each outstanding share of stock is
                                                                 entitled to one vote on each matter submitted to

                 Delaware Statutory Trust                              Maryland Corporation
                 ------------------------                              --------------------
                                                        a vote at a meeting of stockholders. A
                                                        corporation may issue fractional shares of
                                                        stock.

                                                        The Charter provides that each outstanding
                                                        share of stock is entitled to one vote and each
                                                        outstanding fractional share of stock is entitled
                                                        to a fractional vote. (Fifth Art., Sec. (2); BL
                                                        Art. II, Sec. 7)

     Shareholders' Meetings                             Stockholders' Meetings
     While the Delaware Act does not mandate            Under Maryland Law, every corporation must
     annual shareholders' meetings, the By-Laws         hold an annual stockholders' meeting to elect
     require annual meetings for the election of        directors and transact other business, except
     trustees and the transaction of other business.    that the charter or by-laws of a corporation
     The By-Laws also authorize the calling of a        registered under the 1940 Act may provide that
     special meeting (i) when deemed necessary or       an annual meeting is not required in any year in
     desirable by the Board of Trustees or (ii) to the  which the election of directors is not required
     extent permitted by the 1940 Act, by the           by the 1940 Act. Maryland Law authorizes, and
     chairperson of the Board, or at the request of     permits the charter and by-laws to authorize,
     holders of 10% of the outstanding Shares if        certain persons to call special meetings of
     such Shareholders pay the reasonably estimated     stockholders.
     cost of preparing and mailing the notice
     thereof, for the purpose of electing trustees.     The By-Laws require annual meetings of
     However, no special meeting may be called at       stockholders for the election of directors and
     the request of Shareholders to consider any        the transaction of other business. The By-Laws
     matter that is substantially the same as a matter  also authorize the calling of a special meeting,
     voted upon at a Shareholders' meeting held         unless otherwise "prescribed" by statute or the
     during the preceding twelve (12) months,           Charter, by the board or the president, and shall
     unless requested by holders of a majority of all   be called by the president or the secretary upon
     outstanding Shares entitled to vote at such        the written request of a majority of the directors
     meeting. (BL Art. II, Sec. 2(a), (b))              or at the written request of stockholders owning
                                                        10% "in amount of the entire capital stock" of
     Under the By-Laws, Shareholder proposals may       the Corporation then issued and outstanding,
     be presented at an annual Shareholders'            provided that such request shall state the
     meeting if brought by a Shareholder who (i) is     purpose of such meeting and the matters
     entitled to vote at the meeting; (ii) complies     proposed to be acted on. However, no special
     with the notice procedures set forth in the By-    meeting will be called at the request of
     Laws; and (iii) was a Shareholder of record at     stockholders to consider any matter that is
     the time such notice is received by the secretary  substantially the same as a matter voted upon at
     of the Trust. The Shareholder's notice must be     a stockholders' special meeting held during the
     in writing and delivered to the Trust not less     preceding 12 months, unless requested by
     than one hundred twenty (120) days nor more        holders of a majority of all outstanding shares
     than one hundred fifty (150) days prior to the     entitled to vote at such meeting. (BL Art. II,
     date of any such meeting. Each such notice         Sec. 2, 3)

                 Delaware Statutory Trust                              Maryland Corporation
                 ------------------------                              --------------------
     given by a Shareholder must include certain
     information set forth in the By-Laws and as
     reasonably requested by the Trust. At the
     annual meeting, the appropriate officer may, if
     the facts warrant, determine and declare to such
     meeting that a proposal was not made in
     accordance with the procedure in the By-Laws,
     and, if the officer should so determine, shall so
     declare to the meeting, and the defective
     proposal shall be disregarded and laid over for
     action at the next succeeding annual meeting of
     the Shareholders taking place thirty (30) days
     or more thereafter. (BL Art. II, Sec. 2(c)-(f))

     Record Dates                                       Record Dates
     As set forth above, the Delaware Act authorizes    Under Maryland Law, unless the by-laws
     the governing instrument of a DST to set forth     otherwise provide, the board may set a record
     any provision relating to record dates.            date, which date must be set within the
                                                        parameters outlined by the Maryland statute,
                                                        for determining stockholders entitled to notice
                                                        of a meeting, vote at a meeting, receive
                                                        dividends or be allotted other rights.

     In order to determine the Shareholders entitled    In order to determine the stockholders entitled
     to notice of, and to vote at, a Shareholders'      to notice of, and to vote at, a stockholders'
     meeting, the Declaration authorizes the Board      meeting, the By-Laws authorize the Board of
     of Trustees to fix a record date. The record date  Directors to fix a record date not less than ten
     may not precede the date on which it is fixed by   (10) nor more than ninety (90) days prior to the
     the Board and it may not be more than one          date of the meeting or prior to the last day on
     hundred and twenty (120) days nor less than ten    which the consent or dissent of stockholders
     (10) days before the date of the Shareholders'     may be effectively expressed for any purpose
     meeting. A determination of Shareholders of        without a meeting. If the Board does not fix a
     record entitled to notice of or to vote at a       record date, the record date shall be the later of
     meeting of Shareholders shall apply to any         the close of business on the day on which
     adjournment of the meeting; provided,              notice of the meeting is mailed or the 30/th/ day
     however, that the Board of Trustees may fix a      before the meeting, except if all stockholders
     new record date for the adjourned meeting and      waive notice, the record date is the close of
     shall fix a new record date for any meeting that   business on the 10/th/ day next preceding the day
     is adjourned for more than sixty (60) days from    the meeting is held. (BL Art. VII, Sec. 5)
     the date set for the original meeting. The
     By-Laws provide that notice of a Shareholders'
     meeting shall be given to Shareholders entitled
     to vote at such meeting not less than ten (10)
     nor more than

                  Delaware Statutory Trust                              Maryland Corporation
                  ------------------------                              --------------------
     one hundred and twenty (120) days before the
     date of the meeting. (Art. V, Sec. 4(a); BL
     Art. II, Sec. 3)

     To determine the Shareholders entitled to vote on any action without a meeting, the Declaration authorizes the Board of Trustees to fix a record date. The record date may not precede the date on which it is fixed by the Board nor may it be more than thirty (30) days after the date on which it is fixed by the Board.
     (Art. V, Sec. 4(a))

     Pursuant to the Declaration, if the Board of Trustees does not fix a record date: (a) the record date for determining Shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent is delivered to the Trust, or (ii) when prior action of the Board of Trustees has been taken, shall be the day on which the Board of Trustees adopts the resolution taking such prior action. (Art. V, Sec. 4(b))

     For the purpose of determining the                  To determine the stockholders entitled to a
     Shareholders of the Trust who are entitled to       dividend, any other distribution, or delivery of
     receive payment of any dividend or of any           evidences of rights or other interests from the
     other distribution of assets of the Trust (other    Corporation, the By-Laws authorize the Board
     than in connection with a dissolution of the        to fix a record date not exceeding ninety (90)
     Trust, a merger, consolidation, conversion, sale    days preceding the date fixed for the payment
     of assets, or any other transactions, in each case  of the dividend or distribution or delivery of the
     that is governed by Article VIII of the             evidences. (BL Art. VII, Sec. 5)
     Declaration of Trust), the Board of Trustees
     may: (i) from time to time fix a record date,
     which record date shall not precede the date
     upon which the resolution fixing the record date
     is adopted, and which record date shall not be
     more than sixty (60) days before the date for
     the payment of such dividend and/or such other

                 Delaware Statutory Trust                            Maryland Corporation
                 ------------------------                            --------------------
     distribution; (ii) adopt standing resolutions
     fixing record dates and related payment dates at
     periodic intervals of any duration for the
     payment of such dividend and/or such other
     distribution; and/or (iii) delegate to an
     appropriate officer or officers of the Trust the
     determination of such periodic record and/or
     payments dates with respect to such dividend
     and/or such other distribution. (Art. V,
     Sec. 4(c))

     Quorum for Shareholders' Meeting                  Quorum for Stockholders' Meeting
     To transact business at a Shareholders'           Under Maryland Law, unless the charter or
     meeting, the Declaration provides that a          Maryland Law provides otherwise, in order to
     majority of the outstanding Shares entitled to    constitute a quorum for a meeting, there must
     vote at the meeting, which are present in person  be present in person or by proxy, stockholders
     or represented by proxy, shall constitute a       entitled to cast a majority of all the votes
     quorum at such meeting, except when a larger      entitled to be cast at the meeting.
     quorum is required by the Declaration, the
     By-laws, applicable law or any securities         To transact business at a meeting, the By-Laws
     exchange on which such shares are listed for      provide that a majority of the outstanding
     trading, in which case such quorum shall          shares entitled to vote, which are present in
     comply with such requirements. (Art. V,           person or represented by proxy, shall constitute
     Sec. 2(a))                                        a quorum at a stockholders' meeting.
                                                       (BL Art. II, Sec. 5)

     Shareholder Vote                                  Stockholder Vote
     The Delaware Act provides that the governing      Under Maryland Law, for most stockholder
     instruments of a DST, such as the Trust, may      actions, unless the charter or Maryland Law
     determine the requisite shareholder vote to       provides otherwise, a majority of all votes cast
     approve actions for the Trust.                    at a meeting at which a quorum is present is
                                                       required to approve any matter. Actions such as
                                                       (i) amendments to the corporation's charter, (ii)
                                                       mergers, (iii) consolidations, (iv) statutory
                                                       share exchanges, and (v) dissolutions require
                                                       the affirmative vote of two-thirds of all votes
                                                       entitled to be cast on the matter unless the
                                                       charter provides for a lesser proportion which
                                                       may not be less than a majority of all votes
                                                       entitled to be cast on the matter. Transfers of
                                                       assets by a registered investment company do
                                                       not require stockholder approval or filing of
                                                       articles of transfer. Unless the charter or by-
                                                       laws require a greater vote, a plurality of all
                                                       votes cast at a meeting at which a quorum is
                                                       present is required to elect a director.

                  Delaware Statutory Trust                              Maryland Corporation
                  ------------------------                              --------------------
     The Declaration provides that, subject to any       Election of Directors. Under the By-Laws, at a
     provision of the Declaration, the By-Laws or        stockholders' meeting at which a quorum is
     applicable law that requires a different vote:      present, a plurality of the votes cast shall be
     (i) in all matters other than the election of       required to elect Directors at the annual
     Trustees, the affirmative "vote of a majority of    meeting and to fill any vacancy resulting from
     the outstanding voting securities" (as defined in   an increase in the number of Directors on the
     the 1940 Act) of the Trust entitled to vote at a    Board (adopted by vote of the stockholders) as
     Shareholders' meeting at which a quorum is          well as fill any then existing vacancies on the
     present, shall be the act of the Shareholders;      Board. (BL Art. II, Sec. 2; BL Art. III, Sec. 1)
     and (ii) Trustees shall be elected by not less
     than a plurality of the votes cast of the holders   Other matters for which the vote is not
     of outstanding Shares entitled to vote present in   expressly designated otherwise. For all other
     person or represented by proxy at a                 matters, other than any specific matter for
     Shareholders' meeting at which a quorum is          which applicable statutes, the Charter or By-
     present. (Art. V, Sec. 2(b))                        Laws expressly provides for a different vote, a
                                                         majority of the votes cast, at a stockholders'
                                                         meeting at which a quorum is present, shall
                                                         decide any question brought before such
                                                         meeting. (BL Art. II, Sec. 6)

     Shareholder Vote on Certain Transactions            Stockholder Vote on Certain Transactions
     Under the Declaration, in order for the Trust to    Under the Charter, in order to consummate a
     consummate a dissolution, merger,                   merger, consolidation, sale of all or
     consolidation, conversion, sale of all or           substantially all of the assets, the liquidation or
     substantially all the assets or reclassification,   dissolution of the Corporation, or the
     such transaction shall be approved in the           conversion of the Corporation from a closed-
     following manner: the transaction must be           end fund to an open-end fund, such transaction
     approved by the vote of a majority of the           shall be approved in the following manner: the
     Trustees present at a meeting at which a            transaction must be approved by the favorable
     quorum is present, and the affirmative vote of      vote of at least two-thirds of the outstanding
     the holders of at least 66 2/3% of the outstanding  shares entitled to vote, unless such action has
     Shares entitled to vote, unless such action has     been previously approved by the affirmative
     been previously approved by the affirmative         vote of two-thirds of the total number of
     vote of at least 66 2/3% of the Board of Trustees,  directors fixed pursuant to the By-Laws, in
     in which case the affirmative "vote of a            which case the transaction must be approved by
     majority of the outstanding voting securities"      the affirmative vote of a majority of all the
     (as defined in the 1940 Act) of the Trust           outstanding securities of the Corporation, as
     entitled to vote at a Shareholders' meeting at      defined in the 1940 Act. (Eleventh Art. and
     which a quorum is present shall be required.        Twelfth Art.)
     (Art. VIII, Sec. 1)

     Cumulative Voting                                   Cumulative Voting
     The Declaration provides that Shareholders are      Maryland Law provides that the charter may
     not entitled to cumulate their votes on any         authorize cumulative voting for the election of
     matter. (Art. V, Sec. 1)                            the directors and if the charter does not so
                                                         provide, then the stockholders are not entitled
                                                         to cumulative voting rights.

                  Delaware Statutory Trust                             Maryland Corporation
                  ------------------------                             --------------------
                                                         The Charter and By-Laws do not have any
                                                         provisions as to whether stockholders are
                                                         entitled to cumulate their votes on any matter
                                                         and, consequently, the stockholders are not
                                                         entitled to cumulate their votes on any matter.

     Proxies                                             Proxies
     Under the Delaware Act, unless otherwise            Under Maryland Law, a stockholder may sign a
     provided in the governing instrument of a DST,      writing authorizing another person to act as a
     on any matter that is to be voted on by the         proxy or may transmit such authorization by
     shareholders, the shareholders may vote in          telegram, cablegram, datagram, electronic mail,
     person or by proxy and such proxy may be            or any other electronic or telephonic means.
     granted in writing, by means of "electronic
     transmission" (as defined in the Delaware Act)
     or as otherwise permitted by applicable law.
     Under the Delaware Act, the term "electronic
     transmission" is defined as any form of
     communication not directly involving the
     physical transmission of paper that creates a
     record that may be retained, retrieved and
     reviewed by a recipient thereof and that may be
     directly reproduced in paper form by such a
     recipient through an automated process.

     The By-Laws permit a Shareholder to authorize       The By-Laws require a proxy to be executed in
     another person to act as proxy by the following     writing by the stockholder or by a duly
     methods: execution of a written instrument or       authorized attorney-in-fact. Unless a proxy
     by "electronic transmission" (as defined in the     provides otherwise, it is not valid more than 11
     Delaware Act), telephonic, computerized,            months after its date. A proxy is revocable by
     telecommunications or another reasonable            the person executing it or by his or her personal
     alternative to the execution of a written           representatives or assigns. A proxy with respect
     instrument. A proxy is deemed executed if the       to stock held in the name of two or more
     Shareholder's name is placed on the proxy by        persons will be valid if executed by one of
     the Shareholder or his or her attorney-in-fact.     them, unless before it is exercised the
     Unless a proxy provides otherwise, it is not        Corporation receives specific written notice to
     valid more than 11 months after its date. A         the contrary from any one of them. A proxy
     proxy with respect to Shares held in the name       purporting to be executed by or on behalf of a
     of two or more persons shall be valid if            stockholder shall be deemed valid unless it is
     executed by any one of them unless, at or prior     challenged at or before it is exercised.
     to the exercise of the proxy, the Secretary of the  (BL Art. II, Sec. 8)
     Trust receives a specific written notice to the
     contrary from any one of them. A proxy
     purporting to be by or on behalf of a
     Shareholder shall be deemed valid unless
     challenged at or prior to its exercise. (BL Art.
     II, Sec. 8)

                          Delaware Statutory Trust                                Maryland Corporation
                          ------------------------                                --------------------
            Action by Written Consent                              Action by Written Consent
            Under the Delaware Act, unless otherwise provided      Maryland Law provides that any action
            in the governing instrument of a DST, on any           required or permitted to be taken at a
            matter that is to be voted on by the shareholders,     stockholders' meeting may be taken without a
            such action may be taken without a meeting,            meeting, if a unanimous written consent is
            without prior notice and without a vote if a written   signed by each stockholder entitled to vote on
            consent(s), setting forth the action taken, is signed  the matter.
            by the shareholders having the minimum number
            of votes that would be necessary to take such action
            at a meeting at which all interests in the DST (as
            applicable) entitled to vote on such action were
            present and voted. Unless otherwise provided in the
            governing instrument, a consent transmitted by
            "electronic transmission" (as defined in the
            Delaware Act) by a shareholder or by a person
            authorized to act for a shareholder will be deemed
            to be written and signed for this purpose.

            Shareholders. The Declaration authorizes               Stockholders. The By-Laws provide that any
            Shareholders to take action without a meeting          action to be taken by stockholders may be taken
            and without prior notice if written consents           without a meeting if: (1) all stockholders
            setting forth the action taken is or are signed by     entitled to vote on the matter consent to the
            the holders of more than 50% of the                    action in writing; (2) all stockholders entitled to
            outstanding Shares of the Trust (or such               notice of the meeting but not entitled to vote at
            different proportion thereof as shall be required      it sign a written waiver of any right to dissent;
            by law, the Declaration, or the By-Laws for            and (3) the consents and waivers are filed with
            approval of such action) are received by the           the records of stockholder meetings. (BL Art.
            secretary of the Trust either (i) by the date set      II, Sec. 10)
            by resolution of the Board of Trustees for the
            Shareholder vote on such action, or (ii) if no
            date is set by resolution of the Board, within 30
            days after the record date for such action as
            determined by reference to Art. V, Sec. 4(b). A
            consent transmitted by "electronic
            transmission" (as defined in the Delaware Act)
            by a Shareholder or by a Person(s) authorized
            to act for a shareholder shall be deemed to be
            written and signed for purposes of this
            provision. (Art. V, Sec. 3)

Removal of  The governing instrument of a DST may                  Under Maryland Law, unless otherwise
Trustees/   contain any provision relating to the removal of       provided in the charter, a director may
Directors   trustees; provided however, that there shall at        generally be removed with or without cause by
            all times be at least one trustee of the DST.          the vote of a majority of all the votes entitled to
                                                                   be cast generally for the election of directors
                                                                   unless (i) such director is elected by a certain

                       Delaware Statutory Trust                             Maryland Corporation
                       ------------------------                             --------------------
                                                             class or series, (ii) the charter provides for
                                                             cumulative voting or (iii) the board is classified.
                                                             If the Board is classified, a Director may not be
                                                             removed without cause unless the charter or
                                                             certificate of incorporation provide otherwise.

           Under the Declaration, any Trustee may be         Under the Charter, a Director may be removed
           removed, with or without cause, by the            with or without cause, but only by action of the
           Shareholders, upon the vote of the holders of at  stockholders taken by the holders of at least 75%
           least 75% of the Shares entitled to vote at any   of the shares then entitled to vote in an election
           meeting called for that purpose, or by the Board  of Directors. A stockholders' meeting shall be
           of Trustees, by action of a majority of the       called for such purpose by the Board if
           Trustees then in office. (Art. IV, Sec. 1(e))     requested in writing by holders of not less than
                                                             10% of outstanding shares of the Corporation.
                                                             (Seventh Art., Sec. (2); BL Art. III, Sec. 1. See
                                                             also BL Art. III, Sec. 4).

Vacancies  Subject to the 1940 Act, vacancies on the board   Under Maryland Law, stockholders may elect
on Board   of trustees may be filled by not less than a      persons to fill vacancies that result from the
of         majority vote of the Trustee(s) then in office,   removal of directors. Unless the charter or by-
Trustees/  regardless of the number. However, a              laws provide otherwise, a majority of the
Directors  Shareholders' meeting shall be called to elect    directors in office, whether or not comprising a
           Trustees if required by the 1940 Act. (BL Art.    quorum, may fill vacancies that result from any
           III, Sec. 1(b))                                   cause except an increase in the number of
                                                             directors. A majority of the entire board of
                                                             directors may fill vacancies that result from an
                                                             increase in the number of directors.

           In the event all Trustee offices become vacant,   Under the By-Laws, Directors may increase or
           an authorized officer of the investment adviser   decrease their number; if the number is
           shall serve as the sole remaining Trustee and     increased, the added Directors may be elected by
           shall, as soon as practicable, fill all of the    a majority of Directors then in office. For other
           vacancies on the board. Upon the qualification    vacancies, the Directors then in office (though
           of such Trustees, the authorized officer of the   less than quorum) shall continue to act and may
           investment adviser shall resign as Trustee and a  by majority vote fill any vacancy until the next
           Shareholders' meeting shall be called to elect    meeting of stockholders, subject to the 1940 Act.
           Trustees, as required by the 1940 Act. (BL Art.   (BL Art. III, Sec. 1, 2)
           III, Sec. 1(c))
                                                             The number of Directors may also be increased
                                                             or decreased by vote of stockholders at any
                                                             meeting called for the purpose and if the vote is
                                                             to increase the number, stockholders will vote
                                                             by plurality to elect the Directors to fill the new
                                                             vacancies as well as any then existing vacancies.
                                                             The By-Laws further provide that "[a]ny
                                                             vacancy may be filled by the [s]tockholders at
                                                             any meeting thereof." (BL Art. III, Sec. 1)

                            Delaware Statutory Trust                             Maryland Corporation
                            ------------------------                             --------------------
Shareholder    Under the Delaware Act, except to the extent        The stockholders of a corporation are not
Liability      otherwise provided in the governing                 liable for the obligations of the corporation.
               instrument of a DST, shareholders of a DST
               are entitled to the same limitation of personal
               liability extended to shareholders of a private
               corporation organized for profit under the
               General Corporation Law of the State of
               Delaware (such shareholders are generally not
               liable for the obligations of the corporation).

               Under the Declaration, Shareholders are
               entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the Board of Trustees may cause any Shareholder to pay directly an amount fixed from time to time by the Board of Trustees or an officer of the Trust for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent, which are not customarily charged generally to the Trust, where such services are provided to such Shareholder individually, rather than to all Shareholders collectively. (Art. III, Sec. 5; Art. IV, Sec. 5)

Trustee/Direc- Subject to the provisions in the governing          Maryland Law requires a director to perform
tor/Agent      instrument, the Delaware Act provides that a        his or her duties in good faith, in a manner he
Liability      trustee or any other person managing the DST,       or she reasonably believes to be in the best
               when acting in such capacity, will not be           interests of the corporation and with the care
               personally liable to any person other than the      that an ordinarily prudent person in a like
               DST or a shareholder of the DST for any act,        position would use under similar
               omission or obligation of the DST or any            circumstances. A director who performs his or
               trustee. To the extent that at law or in equity, a  her duties in accordance with this standard has
               trustee has duties (including fiduciary duties)     no liability to the corporation, its stockholders
               and liabilities to the DST and its shareholders,    or to third persons by reason of being or having
               such duties and liabilities may be expanded or      been a director. A corporation may include in
               restricted by the governing instrument, except      its charter a provision expanding or limiting the
               for any act or omission that constitutes a bad      liability of its directors and officers for money
               faith violation of the implied contractual          damages to the corporation or its stockholders,
               covenant of good faith and fair dealing.            provided however, that liability may not be
                                                                   limited to the extent the person has received an
                                                                   improper benefit or profit in money, property or
                                                                   services or where such person has been actively
                                                                   and deliberately dishonest.

                             Delaware Statutory Trust                            Maryland Corporation
                             ------------------------                            --------------------
                 The Declaration provides that any person          The Charter provides that no Director or
                 who is or was a Trustee, officer, employee or     officer shall be personally liable to the
                 other agent of the Trust or is or was serving     Corporation or its stockholders for monetary
                 at the request of the Trust as a Trustee,         damages except: (i) a Director or officer is
                 director, officer, employee or other agent of     liable for the amount of any improper benefit
                 another corporation, partnership, joint           or profit he or she receives; and (ii) where a
                 venture, trust or other enterprise (an "Agent")   judgment or other final adjudication adverse
                 will be liable to the Trust and to any            to the Director or officer is entered in a
                 Shareholder for any act or omission that          proceeding based on a finding that such
                 constitutes a bad faith violation of the implied  person's action, or failure to act, was the
                 contractual covenant of good faith and fair       result of active and deliberate dishonesty and
                 dealing, for such Agent's own willful             was material to the cause of action
                 misfeasance, bad faith, gross negligence or       adjudicated in the proceeding. The Charter
                 reckless disregard of the duties involved in      further provides that no Director or officer
                 the conduct of such Agent (such conduct           will be protected from liability to the
                 referred to as "Disqualifying Conduct") and       Corporation or its stockholders arising from
                 for nothing else. Subject to the preceding        such Director's or officer's willful
                 provision and to the fullest extent that          misfeasance, bad faith, gross negligence or
                 limitations on the liability of Agents are        reckless disregard of the duties involved in
                 permitted by the OSTA, Agents will not be         the conduct of his office ("Disabling
                 liable for any act or omission of any other       Conduct"). (Ninth Art.)
                 Agent or any investment adviser or principal
                 underwriter of the Trust. No Agent, when
                 acting in such capacity, shall be personally
                 liable to any person (other than the Trust or
                 its Shareholders as described above) for any
                 act, omission or obligation of the Trust or any
                 Trustee. (Art. VII, Sec. 1(b), (c), (d))

Indemnification  Subject to such standards and restrictions        Unless limited by its charter, Maryland Law
                 contained in the governing instrument of a        requires a corporation to indemnify a director
                 DST, the Delaware Act authorizes a DST to         who has been successful, on the elements or
                 indemnify and hold harmless any trustee,          otherwise, in the defense of any proceeding
                 shareholder or other person from and against      to which such person was a party because of
                 any and all claims and demands.                   such person's service in such capacity,
                                                                   against reasonable expenses incurred in
                                                                   connection with the proceeding.

                                                                   Maryland Law permits a corporation to
                                                                   indemnify a director, officer, employee or
                                                                   agent who is a party or threatened to be a
                                                                   party, by reason of service in that capacity, to
                                                                   any threatened, pending or completed action,
                                                                   suit or proceeding, against judgments,
                                                                   penalties, fines, settlements and reasonable
                                                                   expenses unless it is established that: (i) the

                 Delaware Statutory Trust                              Maryland Corporation
                 ------------------------                              --------------------
                                                        act or omission of such person was material to
                                                        the matter giving rise to the proceeding, and
                                                        was committed in bad faith or was the result of
                                                        active and deliberate dishonesty; (ii) such
                                                        person actually received an improper personal
                                                        benefit; or (iii) such person had reasonable
                                                        cause to believe that the act or omission was
                                                        unlawful. However, if the proceeding is a
                                                        derivative suit or was brought by the
                                                        corporation, the corporation may not indemnify
                                                        a person who has been adjudged to be liable to
                                                        the corporation. Corporations are authorized to
                                                        advance payment of reasonable expenses upon
                                                        compliance with certain requirements.

     Pursuant to the Declaration, the Trust will        The Charter provides that the Corporation shall,
     indemnify any Agent who was or is a party or is    to the full extent permitted by the General
     threatened to be made a party to any proceeding    Corporation Law of the State of Maryland, as
     by reason of such Agent's capacity, against        amended from time to time, indemnify all
     attorneys' fees and other certain expenses,        persons whom it may indemnify pursuant
     judgments, fines, settlements and other amounts    thereto. However, no Director or officer shall
     incurred in connection with such proceeding if     be protected from liability to the Corporation or
     such Agent acted in good faith or, in the case of  its stockholders to which such person would
     a criminal proceeding, had no reasonable cause     otherwise be subject by reason of his or her
     to believe such Agent's conduct was unlawful.      Disabling Conduct. (Tenth Art.)
     However, there is no right to indemnification
     for any liability arising from the Agent's         The By-Laws provide that the Corporation will
     Disqualifying Conduct. As to any matter for        indemnify its: (i) Directors to the fullest extent
     which such Agent is found to be liable in the      that indemnification of Directors is permitted
     performance of such Agent's duty to the Trust      by the Maryland General Corporation Law; (ii)
     or its Shareholders, indemnification will be       officers to the same extent as its Directors and
     made only to the extent that the court in which    to such further extent as is consistent with law;
     that action was brought determines that in view    and (iii) Directors and officers who, while
     of all the circumstances of the case, the Agent    serving as Directors or officers, also serve at
     was not liable by reason of such Agent's           the request of the Corporation as a director,
     Disqualifying Conduct. Note that the Securities    officer, partner, trustee, employee, agent or
     Act of 1933, as amended (the "1933 Act"), in       fiduciary of another corporation, partnership,
     the opinion of the U.S. Securities and Exchange    joint venture, trust, other enterprise or
     Commission ("SEC"), and the 1940 Act also          employee benefit plan to the fullest extent
     limit the ability of the Trust to indemnify an     consistent with law. This indemnification (and
     Agent. (Art. VII, Sec. 2(a), (b))                  other rights) provided by the By-Laws
                                                        continues as to persons who have ceased to be a
     Expenses incurred by an Agent in defending         Director or officer, includes the advance of
     any proceeding may be advanced by the Trust        reasonable expenses subject to certain
     before the final disposition of the proceeding on  conditions, and will inure to the benefit of the
     receipt of an undertaking by or on behalf of the   heirs, executors and administrators of such

                        Delaware Statutory Trust                               Maryland Corporation
                        ------------------------                               --------------------
           Agent to repay the amount of the advance if it is    persons, but such persons will not be protected
           ultimately determined that the Agent is not          against any liability to the Corporation or its
           entitled to indemnification by the Trust,            stockholders arising from his or her Disabling
           provided, that at least one of the following         Conduct. The Corporation may indemnify, and
           conditions for the advancement of expenses is        advance reasonable expenses to, its employees
           met: (i) the Agent shall provide a security for his  and agents who are not officers or Directors of
           undertaking, (ii) the Trust shall be insured         the Corporation as may be provided by the
           against losses arising by reason of any lawful       Board of Directors or by contract, subject to any
           advances, or (iii) a majority of a quorum of the     limitations imposed by the 1940 Act. The
           disinterested, non-party Trustees of the Trust, or   By-Laws permit the Board of Directors to make
           an independent legal counsel in a written            such additional provisions for the
           opinion, shall determine, based on a review of       indemnification and advancement of expenses to
           readily available facts (as opposed to a full trial- Directors, officers, employees and agents, as are type inquiry), that there is reason to believe that  consistent with the law. The indemnification
           the Agent ultimately will be found entitled to       provided by the By-Laws is not exclusive of any
           indemnification. (Art. VII, Sec. 2(d))               other right, with respect to indemnification or
                                                                otherwise, to which those seeking
                                                                indemnification may be entitled under any
                                                                insurance or other agreement or resolution of
                                                                stockholders or disinterested Directors or
                                                                otherwise. (BL Art. V, Sec. 1, 2, 4 and 5)

Insurance  The Delaware Act is silent as to the right of a      Under Maryland Law, a corporation may
           DST to purchase insurance on behalf of its           purchase insurance on behalf of any person who
           trustees or other persons. However, as the policy    is or was a director, officer, employee or agent
           of the Delaware Act is to give maximum effect        against any liability asserted against and
           to the principle of freedom of contract and to the   incurred by such person in any such capacity
           enforceability of governing instruments, the         whether or not the corporation would have the
           Declaration authorizes the Board of Trustees, to     power to indemnify such person against such
           the fullest extent permitted by applicable law, to   liability.
           purchase with Trust assets, insurance for liability
           and for all expenses of an Agent incurred in         The By-Laws authorize the Corporation to
           connection with any proceeding in which such         purchase insurance on behalf of any person who
           Agent becomes involved by virtue of such             is or was a Director, officer, employee or agent
           Agent's actions, or omissions to act, in its         of the Corporation or who, while a Director,
           capacity or former capacity with the Trust,          officer, employee, or agent of the Corporation, is
           whether or not the Trust would have the power        or was serving at the request of the Corporation
           to indemnify such Agent against such liability.      as a director, officer, partner, trustee, employee,
           (Art. VII, Sec. 3)                                   or agent of another foreign or domestic
                                                                corporation, partnership, joint venture, trust,
                                                                other enterprise, or employee benefit plan
                                                                against any liability asserted against and
                                                                incurred by such person in any such capacity or
                                                                arising out of such person's position. However,
                                                                no insurance may be purchased which would
                                                                indemnify any Director or officer against any

                         Delaware Statutory Trust                            Maryland Corporation
                         ------------------------                            --------------------
                                                               liability to the Corporation or its stockholders
                                                               arising from such person's Disabling Conduct.
                                                               (BL Art. V, Sec. 7)

Shareholder  Under the Delaware Act, except to the extent      Under Maryland Law, a stockholder may
Right of     otherwise provided in the governing instrument    inspect, during usual business hours, the
Inspection   and subject to reasonable standards established   corporation's by-laws, stockholder proceeding
             by the trustees, each shareholder has the right,  minutes, annual statements of affairs, voting
             upon reasonable demand for any purpose            trust agreements, and, if the corporation is not
             reasonably related to the shareholder's interest  an open-end investment company, a statement
             as a shareholder, to obtain from the DST          showing all stock and securities issued by the
             certain information regarding the governance      corporation for the previous 12 months. In
             and affairs of the DST, including a copy of the   addition, stockholders who have individually or
             Declaration, By-Laws and certificate of trust     together been holders of at least 5% of the
             and all amendments thereto, with copies of any    outstanding stock of any class for at least 6
             written powers of attorney used for their         months, may inspect and copy the corporation's
             execution; the names and addresses of each        books of account, its stock ledger and its
             Shareholder and Trustee; information about the    statement of affairs.
             business and financial condition of the Trust;
             and other information about the affairs of the    The Charter grants stockholders inspection
             Trust as is just and reasonable.                  rights only to the extent provided by Maryland
                                                               Law. Such rights are subject to reasonable
             As permitted by Delaware law, the By-Laws         regulations of the Board of Directors not
             provide that a Shareholder, upon reasonable       contrary to Maryland Law, as to whether and to
             written demand to the Trust for any purpose       what extent, and at what times and places, and
             reasonably related to such Shareholder's          under what conditions and regulations, such
             interest as a Shareholder, may inspect certain    rights shall be exercised. (Seventh Art.,
             information as to the governance and affairs of   Sec. (1))
             the Trust during the Trust's regular business
             hours. If information is requested by a
             Shareholder, reasonable standards governing,
             without limitation, the information and
             documents to be furnished and the time and
             location of furnishing the same, will be
             established by the Board or any officer to
             whom such power is delegated in the By-Laws.
             In addition, as permitted by the Delaware Act,
             the By-Laws also authorize the Board or an
             officer to whom such power is delegated in the
             By-Laws, to keep confidential from
             Shareholders for such period of time as deemed
             reasonable any information that the Board or
             such officer reasonably believes would not be
             in the best interest of the Trust to disclose or
             that could damage the Trust or that the Trust is
             required by law or by agreement with a third
             party to keep confidential. (BL Art. VI,
             Sec. 1-3)

                         Delaware Statutory Trust                             Maryland Corporation
                         ------------------------                             --------------------
Derivative  Under the Delaware Act, a shareholder may           Under Maryland Law, in order to bring a
Actions     bring a derivative action if trustees with          derivative action, a stockholder (or his or her
            authority to do so have refused to bring the        predecessor if he or she became a stockholder by
            action or if a demand upon the trustees to bring    operation of law) must be a stockholder (a) at
            the action is not likely to succeed. A shareholder  the time of the acts or omissions complained
            may bring a derivative action only if the           about, (b) at the time the action is brought, and
            shareholder is a shareholder at the time the        (c) until the completion of the litigation. A
            action is brought and: (i) was a shareholder at     derivative action may be brought by a
            the time of the transaction complained about or     stockholder if (i) a demand upon the board of
            (ii) acquired the status of shareholder by          directors to bring the action is improperly
            operation of law or pursuant to the governing       refused or (ii) a request upon the board of
            instrument from a person who was a shareholder      directors would be futile.
            at the time of the transaction. A shareholder's
            right to bring a derivative action may be subject   Under Maryland Law, a director of an
            to such additional standards and restrictions, if   investment company who "is not an interested
            any, as are set forth in the governing instrument.  person, as defined by the 1940 Act, shall be deemed to be independent and disinterested
            The Declaration provides that, in addition to the   when making any determination or taking any
            requirements set forth in the Delaware Act, a       action as a director."
            Shareholder may bring a derivative action on
            behalf of the Trust only if (i) the Shareholder
            first makes a pre-suit demand upon the Board of
            Trustees to bring the subject action unless an
            effort to cause the Board of Trustees to bring
            such action is excused, (ii) unless such demand
            is not required, Shareholders eligible to bring
            such action who hold at least 10% of the
            outstanding Shares of the Trust join in the
            request to the Board, and (iii) unless such
            demand is not required, the Board is afforded a
            reasonable amount of time to consider and
            investigate such request and claims. A demand
            on the Board of Trustees shall only be excused if
            a majority of the Board of Trustees, or a
            majority of any committee established to
            consider the merits of such action, is composed
            of Trustees who are not "independent trustees"
            as described in the Delaware Act. (Art. VII,
            Sec. 4)

                                                                      EXHIBIT D

                            AUDIT COMMITTEE CHARTER

I. The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

   In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

       1. management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

       2. the report of the Fund's auditors with respect to such financial statements.

   Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

           (i)pre-approval of all audit and audit related services;

          (ii)pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii)pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

          (iv)establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through
              (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits;
   (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

           (i)as required by generally accepted accounting standards; and

          (ii)annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer--Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting , and for any other purposes the Committee deems appropriate, as required by (S) 302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

           (i)determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

          (ii)if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

         (iii)at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

          (iv)acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

           (v)otherwise respond to evidence of a material violation.

IV.Other Functions and Procedures of the Committee.

      (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
   (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

(The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)

                                                                     Appendix A

   In addition to the purposes set forth above, the purposes of the Committee include:

      (a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

      (b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

   In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

      (a) To obtain and review a report by the auditors, at least annually, describing:

           (i)All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

          (ii)Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

         (iii)The auditors' internal quality-control procedures;

      (b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

      (c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

      (d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

      (e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

      (f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

   The Committee shall comply with such other rules of the New York Stock Exchange LLC, other applicable national securities exchanges and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                                              TLTRF PROXY 08/08

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 22, 2008

    The undersigned hereby revokes all previous proxies for his/her shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia and East European Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon Eastern time, on August 22, 2008, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

   This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for director) and Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

================================================================================
                           /\ FOLD AND DETACH HERE /\

                             You can now access your
          Templeton Russia and East European Fund, Inc. account online.

Access your Fund account online via Investor ServiceDirect(R) (ISD).

BNY Mellon Shareowner Services, Transfer Agent for the Fund, now makes it easy and convenient to get current information on your shareholder account.

    o View account status                   o Make address changes
    o View certificate history              o Obtain a duplicate 1099 tax form
    o View book-entry information           o Establish/change your PIN
    o View payment history for dividends

               Visit us on the web at http://www.bnymellon.com/isd
      For Technical Assistance Call 1-877-978-7778 between 9 a.m. and 7 p.m.
                           Monday-Friday Eastern Time

             Investor ServiceDirect(R) is a registered trademark of
                         BNY Mellon Shareowner Services




                                           Please mark here if address   |_|
                                           change or comment noted on
                                           proxy

The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.


Proposal 1 - Election of Directors.

                                  WITHHOLD           Nominees: 01 Harris J. Ashton, 02 Ann Torre Bates,
FOR all nominees                 AUTHORITY                     03 Larry D. Thompson and
listed (except as               to vote for                    04 Constantine D. Tseretopoulos
marked to the right)          all nominees listed
      |_|                           |_|              To withhold authority to vote for any individual
                                                     nominee, write that nominee's name on the line below.


                                                     -----------------------------------------------------

                                                FOR      AGAINST      ABSTAIN
Proposal 2 - Approval of an Agreement and       [ ]        [ ]           [ ]
Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.


                                                              YES        NO
                             I PLAN TO ATTEND THE MEETING.    |_|       |_|



Signature(s):                                                Dated       , 2008
             -----------------------------------------------      -------

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

================================================================================
                           /\ FOLD AND DETACH HERE /\